BRANDYWINEGLOBAL — GLOBAL FLEXIBLE INCOME FUND

Schedule of investments (unaudited)	September 30, 2019

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BONDS & NOTES - 48.9%
COMMUNICATION SERVICES - 3.7%
Entertainment - 1.0%
Walt Disney Co., Senior Notes	1.650%	9/1/22	65,000	$64,881

Media - 0.5%
Liberty Interactive LLC, Senior Notes	8.250%	2/1/30	30,000	31,575

Wireless Telecommunication Services - 2.2%
Sprint Corp., Senior Notes	7.250%	9/15/21	130,000	139,048

TOTAL COMMUNICATION SERVICES				235,504

CONSUMER DISCRETIONARY - 3.2%
Automobiles - 1.5%
American Honda Finance Corp., Senior Notes	2.050%	1/10/23	95,000	94,934

Specialty Retail - 1.7%
L Brands Inc., Senior Notes	6.625%	4/1/21	30,000	31,800
L Brands Inc., Senior Notes	5.625%	10/15/23	16,000	16,920
PetSmart Inc., Senior Secured Notes	5.875%	6/1/25	65,000	65,162	(a)

Total Specialty Retail				113,882

TOTAL CONSUMER DISCRETIONARY				208,816

CONSUMER STAPLES - 3.5%
Food Products - 3.5%
Campbell Soup Co., Senior Notes	3.650%	3/15/23	90,000	93,690
Kraft Heinz Foods Co., Senior Notes	3.500%	6/6/22	130,000	133,660

TOTAL CONSUMER STAPLES				227,350

ENERGY - 3.0%
Oil, Gas & Consumable Fuels - 3.0%
Antero Resources Corp., Senior Notes	5.375%	11/1/21	90,000	87,188
Colorado Interstate Gas Co. LLC/Colorado Interstate Issuing Corp., Senior Notes	4.150%	8/15/26	100,000	105,152	(a)

TOTAL ENERGY				192,340

FINANCIALS - 8.4%
Banks - 5.5%
Bank of America Corp., Senior Notes	2.503%	10/21/22	30,000	30,212
Bank of America Corp., Subordinated Notes	4.200%	8/26/24	120,000	128,794
CIT Group Inc., Senior Notes	5.000%	8/15/22	65,000	69,024
JPMorgan Chase & Co., Senior Notes	3.200%	1/25/23	60,000	62,004
Wells Fargo & Co., Senior Notes	2.625%	7/22/22	60,000	60,687

Total Banks				350,721

Capital Markets - 2.7%
Ares Capital Corp., Senior Notes	4.200%	6/10/24	40,000	41,034
Ares Capital Corp., Senior Notes	4.250%	3/1/25	25,000	25,763

See Notes to Schedule of Investments.

BRANDYWINEGLOBAL — GLOBAL FLEXIBLE INCOME FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2019

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Capital Markets - (continued)
FS KKR Capital Corp., Senior Notes	4.750%	5/15/22	26,000	$26,681
FS KKR Capital Corp., Senior Notes	4.625%	7/15/24	17,000	17,452
Main Street Capital Corp., Senior Notes	5.200%	5/1/24	60,000	64,290

Total Capital Markets				175,220

Insurance - 0.2%
Markel Corp., Senior Notes	3.350%	9/17/29	15,000	15,186

TOTAL FINANCIALS				541,127

HEALTH CARE - 3.3%
Health Care Providers & Services - 0.4%
HCA Inc., Senior Secured Notes	4.750%	5/1/23	25,000	26,800

Pharmaceuticals - 2.9%
Bausch Health Cos. Inc., Senior Secured Notes	6.500%	3/15/22	20,000	20,700	(a)
Bausch Health Cos. Inc., Senior Secured Notes	7.000%	3/15/24	40,000	42,139	(a)
Bristol-Myers Squibb Co., Senior Notes	2.600%	5/16/22	120,000	121,699	(a)

Total Pharmaceuticals				184,538

TOTAL HEALTH CARE				211,338

INDUSTRIALS - 2.2%
Aerospace & Defense - 1.0%
Boeing Co., Senior Notes	2.700%	5/1/22	25,000	25,499
Northrop Grumman Corp., Senior Notes	3.500%	3/15/21	40,000	40,751

Total Aerospace & Defense				66,250

Industrial Conglomerates - 0.2%
General Electric Co., Senior Notes	3.100%	1/9/23	10,000	10,139

Trading Companies & Distributors - 1.0%
Air Lease Corp., Senior Notes	2.250%	1/15/23	65,000	64,735

TOTAL INDUSTRIALS				141,124

INFORMATION TECHNOLOGY - 9.9%
IT Services - 2.5%
International Business Machines Corp., Senior Notes	2.850%	5/13/22	120,000	122,566
PayPal Holdings Inc., Senior Notes	2.200%	9/26/22	40,000	40,167

Total IT Services				162,733

Semiconductors & Semiconductor Equipment - 1.0%
Broadcom Inc., Senior Notes	3.125%	10/15/22	30,000	30,387	(a)
Broadcom Inc., Senior Notes	3.625%	10/15/24	30,000	30,523	(a)

Total Semiconductors & Semiconductor Equipment				60,910

Software - 1.4%
Symantec Corp., Senior Notes	5.000%	4/15/25	90,000	91,056	(a)

See Notes to Schedule of Investments.

BRANDYWINEGLOBAL — GLOBAL FLEXIBLE INCOME FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2019

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Technology Hardware, Storage & Peripherals - 5.0%
Apple Inc., Senior Notes	1.700%	9/11/22	130,000		$129,853
Dell International LLC/EMC Corp., Senior Secured Notes	6.020%	6/15/26	115,000		129,424	(a)
Hewlett Packard Enterprise Co., Senior Notes	2.250%	4/1/23	65,000		64,847

Total Technology Hardware, Storage & Peripherals					324,124

TOTAL INFORMATION TECHNOLOGY					638,823

MATERIALS - 7.5%
Chemicals - 4.5%
CF Industries Inc., Senior Secured Notes	3.400%	12/1/21	90,000		91,612	(a)
FMC Corp., Senior Notes	3.450%	10/1/29	35,000		35,632
Methanex Corp., Senior Notes	3.250%	12/15/19	80,000		80,162
W.R. Grace & Co., Senior Notes	5.125%	10/1/21	80,000		83,508	(a)

Total Chemicals					290,914

Containers & Packaging - 0.7%
Sealed Air Corp., Senior Notes	5.250%	4/1/23	40,000		42,800	(a)

Metals & Mining - 0.6%
Steel Dynamics Inc., Senior Notes	5.125%	10/1/21	40,000		40,192

Paper & Forest Products - 1.7%
Boise Cascade Co., Senior Notes	5.625%	9/1/24	105,000		109,069	(a)

TOTAL MATERIALS					482,975

REAL ESTATE - 2.7%
Equity Real Estate Investment Trusts (REITs) - 2.7%
American Tower Corp., Senior Notes	2.250%	1/15/22	60,000		60,100
Iron Mountain Inc., Senior Notes	6.000%	8/15/23	85,000		87,219
Iron Mountain Inc., Senior Notes	5.250%	3/15/28	25,000		25,968	(a)

TOTAL REAL ESTATE					173,287

UTILITIES - 1.5%
Electric Utilities - 0.4%
DPL Inc., Senior Notes	7.250%	10/15/21	27,000		29,059

Gas Utilities - 1.1%
AmeriGas Partners LP/AmeriGas Finance Corp., Senior Notes	5.625%	5/20/24	65,000		69,915

TOTAL UTILITIES					98,974

TOTAL CORPORATE BONDS & NOTES (Cost - $3,100,180)					3,151,658

SOVEREIGN BONDS - 15.7%
Brazil - 2.9%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/23	710,000	BRL	189,814

France - 3.5%
French Republic Government Bond OAT, Senior Notes	2.000%	5/25/48	145,000	EUR	222,446	(b)

See Notes to Schedule of Investments.

BRANDYWINEGLOBAL — GLOBAL FLEXIBLE INCOME FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2019

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Italy - 1.3%
Italy Buoni Poliennali Del Tesoro, Senior Notes	3.450%	3/1/48	55,000	EUR	$81,530	(b)

Japan - 0.8%
Japan Government Thirty Year Bond, Senior Notes	0.400%	6/20/49	5,500,000	JPY	51,601

Mexico - 2.9%
Mexican Bonos, Senior Notes	8.500%	5/31/29	3,300,000	MXN	186,288

Spain - 1.1%
Spain Government Bond, Senior Notes	2.900%	10/31/46	45,000	EUR	71,102	(b)

United Kingdom - 3.2%
United Kingdom Gilt	1.500%	7/22/47	150,000	GBP	208,021	(b)

TOTAL SOVEREIGN BONDS (Cost - $1,017,678)					1,010,802

ASSET-BACKED SECURITIES - 9.1%
Centex Home Equity Loan Trust, 2005-A M1 (1 mo. USD LIBOR + 0.720%)	2.738%	1/25/35	31,931		32,056	(c)
CWABS Revolving Home Equity Loan Trust, 2004-I A (1 mo. USD LIBOR + 0.290%)	2.318%	2/15/34	80,343		80,167	(c)
JPMorgan Mortgage Acquisition Trust, 2007-CH3 A1B (1 mo. USD LIBOR + 0.320%)	2.338%	3/25/37	162,747		160,109	(c)
Long Beach Mortgage Loan Trust, 2005-WL2 M2 (1 mo. USD LIBOR + 0.735%)	2.753%	8/25/35	41,022		41,274	(c)
Merrill Lynch Mortgage Investors Trust, 2006-HE1 M1 (1 mo. USD LIBOR + 0.390%)	2.408%	12/25/36	45,502		45,553	(c)
New Century Home Equity Loan Trust, 2005-B A2D (1 mo. USD LIBOR + 0.400%)	2.418%	10/25/35	66,548		66,907	(c)
Towd Point Mortgage Trust, 2017-4 A1	2.750%	6/25/57	159,202		160,832	(a)(c)

TOTAL ASSET-BACKED SECURITIES (Cost - $580,058)					586,898

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 8.3%
U.S. Government Obligations - 8.3%
U.S. Treasury Bonds	2.875%	5/15/49	200,000		233,305
U.S. Treasury Notes	2.375%	5/15/29	285,000		302,701

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $516,520)					536,006

COLLATERALIZED MORTGAGE OBLIGATIONS(d) - 8.1%
Chase Home Lending Mortgage Trust, 2019-ATR2 A11 (1 mo. USD LIBOR + 0.900%)	2.918%	7/25/49	77,310		77,711	(a)(c)
Lehman XS Trust, 2005-5N 1A1 (1 mo. USD LIBOR + 0.300%)	2.318%	11/25/35	69,850		69,165	(c)
Sequoia Mortgage Trust, 2017-CH2 A10	4.000%	12/25/47	179,414		181,769	(a)(c)

See Notes to Schedule of Investments.

BRANDYWINEGLOBAL — GLOBAL FLEXIBLE INCOME FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2019

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS(d) - (continued)
Thornburg Mortgage Securities Trust, 2004-2 A1 (1 mo. USD LIBOR + 0.620%)	2.638%	6/25/44	81,905		$82,189	(c)
WaMu Mortgage Pass-Through Trust, 2004-AR5 A6	4.677%	6/25/34	107,926		113,212	(c)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $519,749)					524,046

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $5,734,185)					5,809,410

SHORT-TERM INVESTMENTS - 7.3%
Sovereign Bonds - 6.1%
Egypt Treasury Bills	0.082%	10/1/19	3,250,000	EGP	199,631	(e)
Egypt Treasury Bills	12.575%	10/29/19	3,200,000	EGP	194,719	(e)

Total Sovereign Bonds (Cost - $390,050)					394,350

			SHARES
Money Market Funds - 1.2%
JPMorgan U.S. Government Money Market Fund, Institutional Class (Cost - $73,915)	1.943%		73,915		73,915

TOTAL SHORT-TERM INVESTMENTS (Cost - $463,965)					468,265

TOTAL INVESTMENTS - 97.4% (Cost - $6,198,150)					6,277,675
Other Assets in Excess of Liabilities - 2.6%					170,018

TOTAL NET ASSETS - 100.0%					$6,447,693

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(e)	Rate shown represents yield-to-maturity.

See Notes to Schedule of Investments.

BRANDYWINEGLOBAL — GLOBAL FLEXIBLE INCOME FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2019

Abbreviations used in this schedule:

BRL	— Brazilian Real
EGP	— Egyptian Pound
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
USD	— United States Dollar

At September 30, 2019, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Buy:
U.S. Treasury Long-Term Bonds	8	12/19	$1,280,432	$1,298,500	$18,068

At September 30, 2019, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	67,615	CAD	90,000	HSBC Securities Inc.	10/21/19	$(340)
CAD	90,000	USD	67,831	JPMorgan Chase & Co.	10/21/19	124
USD	74,695	AUD	110,000	HSBC Securities Inc.	10/24/19	384
AUD	110,000	USD	75,707	JPMorgan Chase & Co.	10/24/19	(1,396)
IDR	920,000,000	USD	65,110	JPMorgan Chase & Co.	10/25/19	(479)
IDR	1,830,000,000	USD	129,801	JPMorgan Chase & Co.	10/25/19	(1,242)
USD	193,458	IDR	2,750,000,000	JPMorgan Chase & Co.	10/25/19	268
USD	114,761	MXN	2,300,000	Goldman Sachs Group Inc.	11/19/19	(823)
MXN	2,300,000	USD	115,756	JPMorgan Chase & Co.	11/19/19	(172)
USD	222,606	EUR	200,000	Citibank N.A.	12/12/19	3,400
EUR	70,000	USD	77,823	JPMorgan Chase & Co.	12/12/19	(1,100)
USD	66,044	EUR	60,000	JPMorgan Chase & Co.	12/12/19	282
USD	232,584	EUR	210,000	National Australia Bank Ltd.	12/12/19	2,418
USD	47,055	JPY	5,000,000	Citibank N.A.	1/9/20	452
USD	62,814	GBP	50,000	Citibank N.A.	1/24/20	1,050
USD	74,511	GBP	60,000	HSBC Securities Inc.	1/24/20	394
USD	75,241	GBP	60,000	HSBC Securities Inc.	1/24/20	1,124

Total						$4,344

See Notes to Schedule of Investments.

BRANDYWINEGLOBAL — GLOBAL FLEXIBLE INCOME FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2019

Abbreviations used in this table:

AUD	— Australian Dollar
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
JPY	— Japanese Yen
MXN	— Mexican Peso
USD	— United States Dollar

At September 30, 2019, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT SEPTEMBER 30, 2019[3]	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Barclays Bank PLC (CCO Holdings LLC, 5.750%, due 1/15/24)	$25,000	6/20/21	0.249%	5.000% quarterly	$2,032	$1,995	$37
Barclays Bank PLC (CCO Holdings LLC, 5.750%, due 1/15/24)	25,000	6/20/21	0.249%	5.000% quarterly	2,032	1,996	36
Barclays Bank PLC (Goodyear Tire & Rubber Co., 5.000%, due 05/31/26)	105,000	6/20/22	1.072%	5.000% quarterly	10,941	10,915	26
Barclays Bank PLC (Sprint Communications Inc., 7.000%, due 8/15/20)	115,000	6/20/21	0.718%	5.000% quarterly	8,383	7,152	1,231
JPMorgan Chase & Co. (Liberty Media LLC, 8.500%, due 7/15/29)	100,000	6/20/22	0.451%	5.000% quarterly	12,163	6,098	6,065
Morgan Stanley & Co. Inc. (Dell Inc., 7.100%, due 4/15/28)	40,000	12/20/22	1.000%	1.000% quarterly	146	(1,110)	1,256

See Notes to Schedule of Investments.

BRANDYWINEGLOBAL — GLOBAL FLEXIBLE INCOME FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2019

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT SEPTEMBER 30, 2019[3]	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Morgan Stanley & Co. Inc. (Dell Inc., 7.100%, due 4/15/28)	$40,000	6/20/22	0.691%	1.000% quarterly	$330	$(1,697)	$2,027
Morgan Stanley & Co. Inc. (Dell Inc., 7.100%, due 4/15/28)	65,000	6/20/22	0.691%	1.000% quarterly	535	(2,759)	3,294

Total	$515,000				$36,562	$22,590	$13,972

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
REFERENCE ENTITY	NOTIONAL AMOUNT[2]*		TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[4]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Markit CDX.NA.HY.32 Index	594,000		6/20/24	5.000% quarterly	$42,365	$45,412	$(3,047)
Markit iTraxx Crossover Index	1,055,000	EUR	6/20/24	5.000% quarterly	114,628	117,326	(2,698)

Total					$156,993	$162,738	$(5,745)

See Notes to Schedule of Investments.

BRANDYWINEGLOBAL — GLOBAL FLEXIBLE INCOME FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2019

1

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

4

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

Abbreviations used in this table:

EUR	— Euro

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

BrandywineGLOBAL — Global Flexible Income Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include,

Notes to Schedule of Investments (unaudited) (continued)

but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
Corporate Bonds & Notes	—	$3,151,658	—	$3,151,658
Sovereign Bonds	—	1,010,802	—	1,010,802
Asset-Backed Securities	—	586,898	—	586,898
U.S. Government & Agency Obligations	—	536,006	—	536,006
Collateralized Mortgage Obligations	—	524,046	—	524,046

Total Long-Term Investments	—	5,809,410	—	5,809,410

Short-Term Investments†:
Sovereign Bonds	—	394,350	—	394,350
Money Market Funds	$73,915	—	—	73,915

Total Short-Term Investments	73,915	394,350	—	468,265

Total Investments	$73,915	$6,203,760	—	$6,277,675

Other Financial Instruments:
Futures Contracts	$18,068	—	—	$18,068
Forward Foreign Currency Contracts	—	$9,896	—	9,896
OTC Credit Default Swaps on Corporate Issues - Sell Protection‡	—	36,562	—	36,562

Total Other Financial Instruments	$18,068	$46,458	—	$64,526

Total	$91,983	$6,250,218	—	$6,342,201

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other Financial Instruments:
Forward Foreign Currency Contracts	—	$5,552	—	$5,552
Centrally Cleared Credit Default Swaps on Credit Indices - Sell Protection	—	5,745	—	5,745

Total	—	$11,297	—	$11,297

†	See Schedule of Investments for additional detailed categorizations.

‡	Value includes any premium paid or received with respect to swap contracts.